SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934


Check the appropriate box:

[_]  Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[x]  Definitive Information Statement


                              ENVIROKARE TECH, INC.
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                              ENVIROKARE TECH, INC.
                          2470 CHANDLER AVENUE, SUITE 5
                             LAS VEGAS, NEVADA 89120

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To be Held May 13, 2000


TO THE SHAREHOLDERS OF ENVIROKARE TECH, INC.

     The annual meeting (the "Annual Meeting") of the shareholders of Envirokare Tech, Inc., a Nevada corporation (the "Company"), will be held on Saturday, May 13, 2000 at 10:00 a.m., local time, at Marriott Residence Inn, 2190 Olympic Avenue, Henderson, Nevada 89014, for the following purposes:

1. To elect three (3) members of the Board of Directors to serve until the next Annual Meeting of shareholders and until their respective successors have been duly elected and qualified;

2.   To approve the Company's 1999 Stock Plan;

3. To ratify the appointment of Williams & Webster, P.S., as the Company's independent certified public accountants for the fiscal year ending December 31, 2000; and

4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 12, 2000 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. Members of management and principal shareholders who collectively hold in excess of 50% of the Company's issued and outstanding voting shares have indicated their intention to vote in favor of the proposals. As a result, the proposals will be approved without the affirmative vote of any other shareholders. Although management is not asking for a proxy and you are requested not to send us a proxy, you are cordially invited to attend the Annual Meeting in person and we encourage you to attend and take the opportunity to ask questions. If you cannot attend, you are entitled to designate in writing any person to act in your behalf, and if you wish to create such a designation, please contact the Company so that a form can be sent to you.


                                        By Order of the Board of Directors


                                        /s/  Jeannie M. Runnalls
                                        ----------------------------------
April 21, 2000                          Jeannie M. Runnalls
Las Vegas, Nevada                       President

                              ENVIROKARE TECH, INC.
                          2470 Chandler Avenue, Suite 5
                             Las Vegas, Nevada 89120

                                 April 21, 2000

                              INFORMATION STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS


                        DATE, TIME, AND PLACE OF MEETING


     This Information Statement is provided to you by the Board of Directors of Envirokare Tech, Inc. (the "Company") in connection with the Company's Annual Meeting. The Annual Meeting will be held at 10:00 a.m. on Saturday, May 13, 2000 at Marriott Residence Inn, 2190 Olympic Avenue, Henderson, Nevada 89014, or at any adjournments or postponements of the Annual Meeting, for the purposes set forth in the accompanying Notice of Annual Meeting. The Company intends to mail this Information Statement and the accompanying Notice of Annual Meeting on or about April 21, 2000, to all shareholders entitled to vote at the Annual Meeting.

     We are not asking you for a proxy and you are requested not to send us a proxy.


                               PURPOSE OF MEETING

     The proposals that will be considered and acted on at the Annual Meeting are (1) the election of three members of the Board of Directors to serve until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified; (2) the approval of the Company's 1999 Stock Plan; and (3) the ratification of Williams & Webster, P.S. as the Company's independent certified public accountants for the fiscal year ending December 31, 2000. There are no other matters that the Board of Directors is aware will be presented for consideration at the Annual Meeting. Each proposal is described in more detail in this Information Statement.


                                VOTING SECURITIES

     Only holders of record of Company's common stock and preferred stock at the close of business on April 12, 2000 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 12, 2000, the Company had outstanding and entitled to vote

11,089,478 shares of common stock, $.001 par value per share ("Common Stock"), and 500,000 shares of Series A Convertible Preferred Stock, $.001 par value per share ("Preferred Stock"). Each holder of record of Common Stock on April 12, 2000, is entitled to one vote for each share held on all matters to be voted on at the Annual Meeting. Each holder of record of Preferred Stock on April 12, 2000, is entitled to twenty votes for each share held on all matters to be voted on at the Annual Meeting. There is no cumulative voting for either the Common Stock or the Preferred Stock. Holders of more than 50% of the 11,089,478 shares of Common Stock and 500,000 shares of the Preferred Stock issued and outstanding must be present or represented at the Annual Meeting to have a quorum for conducting business. Directors will be elected by a plurality of the votes of the shareholders cast at the Annual Meeting. A majority of the outstanding votes of shareholders entitled to vote are required for the approval of the 1999 Stock Plan and for the ratification of the appointment of the independent public accountants.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the knowledge of the Company's management, as of April 12, 2000, no person beneficially owned more than five percent of any class of the Company's voting securities other than as set forth below. The following table sets forth the total amount of any class of the Company's voting securities owned by each of its executive officers and directors and by its executive officers and directors, as a group, as of April 12, 2000. Beneficial ownership numbers reflect the Company's 2-for-1 stock split, effected as a 100% stock dividend, payable March 6, 2000 to shareholders of record March 1, 2000.

                                             Amount and Nature of          Percentage
Name and Address (1)                         Beneficial Ownership (2)       of Class
--------------------                         ------------------------      ---------
Arcade Investments Limited                        10,650,000 (3)             50.5%

Jeannie M. Runnalls                                  510,000 (4)              4.5%

Henry David Still, IV                                100,000 (5)              0.9%

James D. Scammell                                    100,000 (5)              0.9%

All executive officers and directors as a            710,000 (2)              6.1%(2)
group (3 persons)

(1) The address of Arcade Investments Limited is 21 East Drive, Garston, Watford, England WD2 6AH. The address for each of the other persons listed is 2470 Chandler Avenue, Suite 5, Las Vegas, Nevada 89120.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares owned by a person and the percentage ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of April 12, 2000, are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(3) Includes 500,000 shares of convertible preferred stock, each of which is currently convertible into twenty shares of common stock of the Company, or an aggregate of 10,000,000 shares of common stock.

(4) Includes options exercisable within 60 days of April 12, 2000, to purchase an aggregate of 300,000 shares of common stock. These option grants are subject to shareholder approval of the Company's 1999 Stock Plan, as described herein.

(5) Includes options exercisable within 60 days of April 12, 2000, to purchase 100,000 shares of common stock. Neither Mr. Still nor Mr. Scammell owns any shares of the Company's common stock. These option grants are subject to shareholder approval of the Company's 1999 Stock Plan, as described herein.

     The Company's management is not aware of any arrangements which may result in "changes in control" as that term is defined by the provisions of Item 403(c) of Regulation S-B.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Nominees

     At the Annual Meeting, three directors are to be elected to the Board of Directors, to serve until the next Annual Meeting and until their successors have been elected and qualified or until their earlier resignation or removal. The following list identifies the nominees for election to the Board of Directors and sets forth certain information regarding each nominee. All of the nominees are currently serving as directors of the Company.

      Name                            Age                  Position
      ----                            ---                  --------
Jeannie M. Runnalls                    50             President, Secretary and
                                                      Director

Henry David Still, IV                  61             Director

James D. Scammell                      43             Director

     Jeannie M. Runnalls has been President and Secretary of the Company since January 24, 2000. She has been a director of the Company since March 10, 1999 and served as Vice President of Administration of the Company from March 1999 until becoming President in January 2000. She served as General Manager and owner of Taumus Enterprises, Cave Supper Club Ltd., and International Artists from October 1977 through November 1993. From November 1993 to August 1997, she served as General Manager of operations at the Pallet Factory, a private company located in Canada. From August 1997 through March 1999, she was owner and operator of Pallet Control Systems. In 1967, Ms. Runnalls studied business at the Vancouver Vocational Institute.

     Henry David Still, IV, has served as a director of the Company since August 1999. Mr. Still possesses an accounting background and has held the position as general manager for construction companies including HDS Company, Inc. and Palmetto Properties, Inc. for sixteen years. Mr. Still is a director of Say Yes Foods, Inc.

     James Scammell has served as a director of the Company since January 24, 2000. Mr. Scammell has a background in financial operations, and he is currently assisting the Company in establishing funding plans relating to the overall business plan and strategy of the Company. Mr. Scammell also assists with raising required capital for the Company. Mr. Scammell was the owner of a British Columbia Lottery Corporation sales outlet for five years and also managed and operated Scammell Farms, Inc., a British Columbia Thoroughbred racing and breeding operation for twelve years. Mr. Scammell handled all managerial aspects of these firms, including all oversight aspects of financial activities.

     To the best of the Company's knowledge, there are no material proceedings to which any nominee is a party, or has a material interest adverse to the Company. To the best of the Company's knowledge, there have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions that are material to the evaluation of the ability or integrity of any nominee during the past five years.

Board Meetings and Committees

     During the fiscal year ended December 31, 1999 ("Fiscal 1999"), the Board acted through unanimous written consents. Nine such consents were executed during the year. The Company has no standing audit or nominating committee, or committees performing similar functions. The Board formed a compensation committee during Fiscal 1999 but that committee has not commenced any formal action. The current members of the compensation committee are Jeannie M. Runnalls, President and a director of the Company, and Robert A. Davidson, who serves as a consultant to the Company.

Executive Compensation

     The Company is required to set out particulars of compensation paid to the following persons:

     (a) The Company's chief executive officer during the most recently completed fiscal year;

     (b) Each of the Company's four most highly compensated executive officers who were serving as executive officers at the end of the most recently completed fiscal year and whose total salary and bonus exceeds $100,000 per year; and

     (c) Any additional individuals for whom disclosure would have been provided under (b) except that the individual was not serving as an executive officer of the Company at the end of the most recently completed fiscal year

     During the fiscal year ended December 31, 1999, the Company employed only one person meeting any of those requirements; namely, Charles Thomas, then President, Secretary, Treasurer and a director of the Company. Accordingly, the only person treated in the following charts is Mr. Thomas. Mr. Thomas resigned as President, Secretary, Treasurer and a director of the Company effective January 24, 2000.

     Fiscal Year Ended December 31, 1998

     The Company was incorporated in June 1998. During its fiscal year ended December 31, 1998, none of the executive officers or directors of the Company, including the chief executive officer, earned either compensation or remuneration from the Company for services provided in their official capacities.

     Fiscal Year Ended December 31, 1999

     Summary of Compensation

     During the fiscal year ended December 31, 1999, the only compensation received by Mr. Thomas was in the form of non-qualified stock options (subject to shareholder approval at the Annual Meeting, as discussed below), as follows:

===========================================================================================================
                               Annual Compensation                 Long Term Compensation
                           ---------------------------------------------------------------------
                                                           Awards                      Payouts
                           ---------------------------------------------------------------------
                                                           Securities    Restricted
                                              Other        Under         Shares or                All Other
Name and                                      Annual       Options/      Restricted    LTIP       Compen-
Principal                  Salary   Bonus     Compen-      SARs          Share         Payouts    sation
Position          Year     ($)      ($)       sation ($)   Granted (#)   Units ($)     ($)        ($)
-----------------------------------------------------------------------------------------------------------
Charles W.        1999     0        0         0            300,000       0             0          0
   Thomas
President and
Director
-----------------------------------------------------------------------------------------------------------


     Options and Stock Appreciation Rights Granted During the Most Recently
       Completed Fiscal Year

     ===========================================================================

                    Securities Under  % of Total
                    Options/SARs      Options/SARs
                    Granted           Granted to       Exercise or
                    (#)               Employees in     Base Price    Expiration
     Name                             Fiscal Year      ($/Security)  Date
     ---------------------------------------------------------------------------
     Charles W.     300,000           13.0%            $0.575        Sept. 29,
       Thomas                                                          2009
     ===========================================================================

     These amounts and exercise price have been adjusted to reflect the Company's 2-for-1 stock split, effected in the form of a 100% stock dividend, payable on March 6, 2000, to shareholders of record on March 1, 2000. All of the Company's stock option grants made in 1999 are subject to shareholder approval of the Company's 1999 Stock Plan at the Annual Meeting.

     Long-Term Incentive Plans -- Awards in Most Recently Completed Fiscal Year

     The Company has no long-term incentive plan in place. A "Long-Term Incentive Plan" is a plan under which awards are made based on performance over a period longer than one fiscal year. It is different from a plan for options, stock appreciation rights, or restricted share compensation.

     Options Exercised During the Most Recently Completed Fiscal Year and Fiscal
       Year End Option Values

     The following table sets out stock options exercised by Mr. Thomas during the last fiscal year, as well as the fiscal year end value of stock options held by him. All of the Company's stock option grants made in 1999 are subject to shareholder approval of the Company's 1999 Stock Plan at the Annual Meeting. See " -- Compensation of Directors and Remuneration of Senior Officers," below. During this period, Mr. Thomas held no stock appreciation rights.

===============================================================================================================
                                                    Unexercised Options/SARs at   Value of Unexercised in the
                    Securities    Aggregate              Dec. 31, 1999 (#)        Money Options/SARs at
                    Acquired on   Value Realized                                  Dec. 31, 1999  ($)
Name                Exercise      ($)                Exercisable/Unexercisable    Exercisable/Unexercisable (1)
---------------------------------------------------------------------------------------------------------------
Charles W.          0             0                 300,000/0                     N/A
  Thomas
===============================================================================================================

(1) In-the-money options are those where the market value of the underlying securities on a given date exceeds the option exercise price at that date. The closing market price of the Company's shares on December 31, 1999, was $1.19 (adjusted to reflect the Company's 2-for-1 stock split, effected in the form of a 100% stock dividend, payable on March 6, 2000, to shareholders of record on March 1, 2000).

     Compensation of Directors and Remuneration of Senior Officers

     Mr. Thomas's compensation was disclosed above. The Company did not pay any cash compensation to any other director for services as a director during the fiscal year ended December 31, 1999.

     The Company has no standard arrangement to compensate directors for their services in their capacity as directors except for the granting from time to time of stock options in accordance with the Company's 1999 Stock Plan. Such grants are subject to approval of the Company's 1999 Stock Option Plan by the Company's shareholders at this Annual Meeting. During the last fiscal year, the Company granted its then-serving directors, other than Mr. Thomas, non-qualified stock options to purchase a total of 600,000 Envirokare common shares. It granted 100,000 to Mr. Still, 200,000 to Mr. Zuch and 300,000 to Ms. Runnalls. These amounts have been adjusted to reflect the Company's 2-for-1 stock split, effected in the form of a 100% stock dividend, payable on March 6, 2000, to shareholders of record on March 1, 2000. These options are exercisable up to the close of business on September 29, 2009.

     All of the existing stock options are non-transferable and terminate on the earlier of the expiration date or the end of the six-month period after the date on which the director, officer or employee, as the case may be, terminates his or her position at the Company. The outstanding options will be adjusted if the Company consolidates, subdivides or similarly changes its share capital.

     There has been no arrangement pursuant to which directors were compensated by the Company in their capacity as directors or for services rendered as consultants or experts during the Company's fiscal year ended December 31, 1999.

     During the fiscal year ended December 31, 1999, the Company paid a total of $20,000 to Madelyn Thomas for consulting fees. Ms. Thomas is the wife of Charles Thomas, who was President, Secretary, Treasurer and a director of the Company during the fiscal year ended December 31, 1999.

     Employment Contracts and Termination of Employment and Change-in-Control
       Arrangements

     The Company anticipates entering into contracts with Ms. Runnalls and other Company executives during the second quarter of 2000.


                                 PROPOSAL NO. 2
                           APPROVAL OF 1999 STOCK PLAN

     The 1999 Stock Plan (the "Plan") was adopted by the Board of Directors on September 30, 1999, subject to ratification by the shareholders of the Company at this Annual Meeting. Any awards under the Plan made prior to such ratification will be deemed rescinded if such shareholder approval is not obtained. Set forth below is a summary of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix A to this Information Statement. Capitalized terms shall have the same definitions as set forth in the full text of the Plan.

     The purposes of the Plan are to attract, retain and motivate employees, directors and consultants of the Company and any future subsidiaries, and to enable them to participate in the growth of the Company by providing for or increasing the proprietary interests of such persons in the Company.

     The Plan will be administered by the Board of Directors. The Plan covers grants of: options to purchase Shares of the Company's Common Stock; Stock Appreciation Rights; Performance Shares; Restricted Stock and Stock Units, all as determined by the Board of Directors, as well as other equity-based or equity-related awards determined by the Board to be consistent with the purposes of the Plan and the interests of the Company. The Plan will expire on September 29, 2009.

     Awards may be made under the Plan for up to 4,000,000 shares of the Company's common stock, as adjusted for the Company's 2-for-1 stock split effected in March 2000. If any Award in respect of Shares expires or is terminated before exercise or is forfeited for any reason, the Shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan.

Eligibility to Participate in the Plan

     The persons eligible to receive Awards under the Plan shall be all executive officers of the Company and any Subsidiaries, and other employees, consultants and advisers who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and any Subsidiaries. Directors who are employees of the Company and any Subsidiaries shall be eligible to receive Awards under the Plan. Consultants to the Company and non-employee Directors shall be eligible to receive Awards other than Incentive Stock Option grants, as discussed below.

Option Grants Under the Plan

     Option Grants

     Options granted pursuant to the Plan will be evidenced by votes of the Board of Directors. Each option vote will state the number of shares covered thereby, the option price and the latest date upon which the option may be exercised. Consultants, directors, officers and other employees of the Company are eligible to receive Options, but only employees may receive Incentive Stock Options ("ISOs"). All other recipients of option grants may receive only Non-Qualified Options ("NQOs"). No shareholder holding 10% or more of the total combined voting power of all classes of stock of the Company shall be eligible for the grant of an ISO unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     Restrictions on Transfer

     Unless otherwise provided by the Board, no Option will be transferable by a Participant other than by will or the laws of descent and distribution, and all Options shall be exercisable, during the Participant's lifetime, only by that Participant. Unless otherwise provided by the Board, Option Shares may be sold by the Participant in amounts equal to not more than twenty-five percent (25%) of all Option Shares awarded to the Participant (whether or not exercised) in the year in which the Options are exercised and twenty-five percent (25%) in each subsequent year, except that any Shares which the Participant is entitled to exercise, but does not do so in any year, shall be cumulated and may be exercised thereafter in addition to shares which become first exercisable in such subsequent year.

     Option Grants in Last Fiscal Year

     Effective September 30, 1999, the Board of Directors approved the grants of the following Options, subject to shareholder approval of the Plan. The Company granted NQOs to purchase 1,000,000 Shares of Common Stock, to current and former officers and directors as follows. Jeannie M. Runnalls, President and a director of the Company, was granted an NQO to purchase 300,000 Shares of Common Stock, and Henry David Still, IV and James D. Scammell, directors of the Company, were each granted NQOs to purchase 100,000 Shares of Common Stock. Charles W. Thomas, who served as President, Secretary, Treasurer and a director of the Company during 1999, resigning effective January 24, 2000, was granted an NQO to purchase 300,000 Shares of Common Stock. Timothy M. Zuch, who served as Chief Financial Officer and a director of the Company from August 1999, and also as Treasurer of the Company from January 2000 (resigning his director and officer positions in February 2000), was granted an NQO to purchase 200,000 shares of Common Stock. The Company has also granted NQOs to purchase an additional 1,300,000 Shares of Common Stock, to consultants pursuant to the Plan. The exercise price for all of the grants was $0.575. These amounts and exercise price have been adjusted to reflect the Company's 2-for-1 stock split, effected in the form of a 100% stock dividend, payable on March 6, 2000, to shareholders of record on March 1, 2000. These Options are exercisable up to the close of business on September 29, 2009. The grants provide that the NQOs are immediately exercisable. However, the Option Shares may be sold only in accordance with the Plan provisions as set forth above.

     Certain Federal Income Tax Consequences

     Tax consequences of Option awards are dependent upon the type of award granted. The grant of an ISO or NQO typically does not result in any taxable income to the recipient or deduction to the Company. In the case of an ISO, generally speaking, an employee pays no taxes until the stock is sold. If the employee holds this stock at least two years from the grant date and one year from the exercise date, the difference between the exercise price and the proceeds received from the sale would be taxed at the capital gains rate. Under these circumstances, the Company will not be allowed to a deduction in the amount of this "gain." If the employee should make a disqualifying transfer of stock issued upon the exercise of an ISO, the employee will instead realize ordinary income, and the Company would be entitled to a deduction equal to the amount by which the fair market value of the stock on the date of exercise, or the proceeds of the sale of the stock, exceeds the exercise price. Certain employees may be subject to the application of the alternative minimum tax whether they make qualifying or nonqualifying transfers of stock issued under the exercise of an ISO.

     With an NQO, the recipient typically recognizes ordinary income on the date of exercise in the amount by which the fair market value of the stock exceeds the exercise price of the Option. The Company would, in this event, receives a corresponding tax deduction equal to the amount of ordinary income recognized by the recipient.

     The foregoing discussion is subject to qualification by reference to specific federal tax laws and regulations, and is further subject to government revision and amendment.

Mergers, Other Changes in Control of the Company

     In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding shares, or in the event of the sale or transfer of substantially all the Company's assets, then, if the Board so determines, all outstanding Awards shall terminate, provided that at least 20 days prior to the effective date of any such merger, consolidation or sale of assets, the Board shall either (i) make all outstanding Awards exercisable immediately prior to the consummation of such merger, consolidation or sale of assets or (ii) if there is a surviving or acquiring corporation, arrange, subject to consummation of the merger, consolidation or sale of assets, to have that corporation or an affiliate of that corporation grant to Participants replacement Awards.

Termination of Employment, Disability or Death

     If a Participant during his or her lifetime ceases to be an employee, director or consultant of the Company or its subsidiaries for any reason other than such person's death or disability, such person may exercise an Award granted under the Plan, but in no event later than the earlier of six months after the date of such occurrence or the date of expiration of the Award term.

     If a Participant suffers an injury or illness while he or she is an employee, director or consultant of the Company that renders such person unable to serve in such capacity, then, in the sole discretion of the Board, his or her Award may be exercised in full by such person or such person's guardian (but in any event no later than the earlier of six months after such occurrence or the date of expiration of the Award term).

     If a Participant retires after age 60 with five years of service, a pro rata number of Shares of Restricted Stock less Shares previously vested, will vest immediately, calculated using a five year vesting schedule. Such vested awards may be exercised at any time thereafter (but in no event later than the earlier of the six months after the date of retirement or the date of expiration of the term of such Awards).

     If a Participant dies while he or she is an employee, director or consultant of the Company, his or her Award may be exercised in full by the personal representatives of the estate at any time (but in any event no later than the earlier of six months after the date of death or the date of expiration of the Award term).

     If a Participant is a consultant of the Company, such Awards may be exercised in full by such consultant after the completion of the Consultant's engagement by the Company, but no later than the earlier of six months after the date of such competition or the date of expiration of the term of the Awards, and the shares so acquired may be sold without the time restriction that would otherwise limit such sales to 25% of all Option Shares awarded to the Participant, per year.

Other Information

     On April 12, 2000, the closing price of the Company's common stock on the OTC Bulletin Board was $1.00.


                                 PROPOSAL NO. 3
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed Williams & Webster, P.S. of Spokane, Washington, as independent auditors to make the annual audit of the books of account and supporting records of the Company for the fiscal year ending December 31, 2000, subject to the ratification of the shareholders entitled to vote for the election of directors, by a majority of the votes cast on the question of such ratification, provided a quorum is present, at the Annual Meeting of Shareholders. Williams & Webster has made the annual audit of the books of account since 1998. It is not expected that any representatives of Williams & Webster will be present at the Annual Meeting.

                                 OTHER BUSINESS

     Management knows of no other matters that may be presented at the Annual Meeting.


                         DISSENTERS' RIGHTS OF APPRAISAL

     No action is proposed herein for which the laws of the State of Nevada, the Certificate of Incorporation or By-laws of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's shares.


                INTERESTS OF PERSONS IN MATTERS TO BE ACTED UPON

     Jeannie M. Runnalls, Henry David Still, IV, and James D. Scammell are nominees for directors of the Company. Ms. Runnalls, and Messrs. Still and Scammell have been granted options to purchase, respectively, 300,000, 100,000, and 100,000 shares of Common Stock, pursuant to the 1999 Stock Plan, which is subject to shareholder approval at the Annual Meeting.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On November 1, 1998, the Company entered into a management services agreement with Madelyn Thomas, the wife of Charles W. Thomas, then President, Secretary, Treasurer and a director of the Company. According to the terms of the agreement, Mrs. Thomas was to receive $5,000 per month for the term of the agreement, which was to end on October 31, 1999. The agreement provided for indemnification against any and all liability and for reimbursement of expenses up to a specified amount. Mrs. Thomas' duties under the agreement included researching possible locations for the Company's corporate office, lease negotiations, purchasing necessary equipment and supplies, hiring necessary support staff, initial office management and research of the pallet industry in the United States. The agreement provided for termination upon thirty days' written notice by either party. As of December 31, 1998, Mrs. Thomas had received $10,000 in consulting fees under the agreement. On June 1, 1999, Mrs. Thomas gave the Company 30 days' notice to terminate the agreement, effective June 30, 1999. As of December 31, 1999, Mrs. Thomas had been paid a total of $20,000 under the agreement, with the additional accrued unpaid amount being forgiven by Mrs. Thomas.

     In December 1998, the Company purchased certain assets, including all of the equipment, early-stage rubber mold technology and patent rights potentially applicable to future development of rubber mold technology for creating a pallet made of recycled materials, from Real Morel of International Pallet and The Pallet Company. The Company's purchase price payment obligation was evidenced by a series of unsecured notes payable in favor of Real Morel totaling Cdn.$ 61,965, with interest accruing at 10% per annum. At the time of the transaction, Mr. Morel operated both International Pallet and the Pallet Company. At the time of the transaction, Jeannie Runnalls, current President and a director of the Company, was the office manager of International Pallet.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     On February 14, 2000, Forms 3 were filed late for Charles W. Thomas, then President and director; Jeannie M. Runnalls, then Vice President (currently President) and director; Henry David Still, IV, director; Timothy M. Zuch, then Chief Financial Officer, Treasurer and director; James Scammell, director; and Arcade Investments Limited, which beneficially owns more than 10% of the outstanding common stock of the Company. These persons (except for Mr. Scammell, who became a Director only in January 2000), reported their ownership of the Company's common stock in their respective year-end reports on Form 5, which were timely filed. Since Mr. Scammell became a Director only after December 31, 1999, the Form 5 filing requirement did not apply to him for 1999. An amended Form 5 was filed for Ms. Runnalls on February 17, 2000. Amended Forms 3 and 5 were filed for Arcade Investments Limited on March 10, 2000.

     Richard Dalon, formerly Chief Financial Officer and director of the Company, resigned from those positions on or about August 26, 1999. To the Company's knowledge, up to the time of Mr. Dalon's resignation, he had not filed a Form 3 or Form 5 report. Since Mr. Dalon is no longer affiliated with the Company, the Company has no knowledge of whether Mr. Dalon has filed a Form 3 or a Form 5 report after his resignation from the Company. The Company has received no copies of Form 3 or Form 5 reports at any time before or since Mr. Dalon's resignation. Mr. Dalon is no longer subject to Section 16(a) beneficial ownership reporting compliance requirements with respect to his ownership of the Company's common stock.


                                    EXHIBITS

Exhibit 99     1999 Stock Plan (Appendix A)

                       1999 ANNUAL REPORT TO SHAREHOLDERS

     The Company's Form 10-KSB Annual Report for the fiscal year ended December 31, 1999, has been delivered with this Information Statement or previously delivered to Shareholders.


                                        By Order of the Board of Directors


                                        /s/  Jeannie M. Runnalls
                                        --------------------------------
April 21, 2000                               Jeannie M. Runnalls
Las Vegas, Nevada                            President

                                                                      APPENDIX A



                              ENVIROKARE TECH, INC.

                                 1999 Stock Plan



Section 1. Purpose and Duration

     1.1 Purposes. The purposes of the 1999 Stock Plan are to attract, retain and motivate employees, directors and consultants of the Company, its Parent (if any), and any present or future Subsidiaries and to enable them to participate in the growth of the Company by providing for or increasing the proprietary interests of such persons in the Company.

     1.2 Effective Date. The Plan is effective September 30, 1999, the date of its adoption by the Board, subject only to its ratification by the shareholders of the Company at its next annual meeting. Any awards made under the Plan made prior to such ratification shall be deemed rescinded if such shareholder approval is not obtained.

     1.3 Expiration Date. The Plan shall expire September 29, 2009, which is one day less than ten (10) years from the date of the adoption of the Plan by the Board. In no event shall any Awards be made under the Plan after such expiration date, but Awards previously granted may extend beyond such date.

Section 2. Definitions

     As used in the Plan, the following capitalized words shall have the meanings indicated:

     "Securities Act" means the Securities Act of 1933, as amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Award" means, individually or collectively, a grant under the Plan of Options, SARs, Performance Shares, Restricted Stock or Stock Units.

     "Award Agreement" means the written agreement setting forth the terms and provisions applicable to an Award granted under the Plan.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the committee of the Board appointed by the Board to administer the Plan in accordance with Section 3.1.

     "Company" means Envirokare Tech, Inc., a Nevada corporation, or any successor thereto.

     "Director" means any individual who is a member of the Board.

     "Fair Market Value" means, with respect to a Share, the fair market thereof as of the relevant date of determination, as determined in accordance with a valuation methodology approved by the Board in good faith but in no event less than, in the case of newly issued stock, the par value per Share; provided that if the Board does not adopt or employ any such valuation methodology and Shares are traded on an exchange or quoted on the Bulletin Board or any Nasdaq market, fair market value shall mean, on the relevant date of determination, the closing price of a Share traded on the principal Stock Exchange for the Shares or, if the Shares are not so traded, the closing price or the average of the bid/asked prices (if lower) last quoted on such Stock Exchange.


     "Grant Date" means the effective date of an Award as specified by the Board and set forth in the applicable Award Agreement.

     "Incentive Stock Option" or "ISO" means an option to purchase Shares awarded to a Participant under Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code.

     "Non-Employee Director" means a "non-employee director" as that term is defined in Rule 16b-3 promulgated under the Exchange Act.

     "Nonqualified Stock Option" or "NQO" means an option to purchase Shares awarded to a Participant under Section 6 of the Plan that is not intended to be an ISO.

     "Option" means an ISO or an NQO.

     "Parent" means a "parent corporation" as that term is defined in Section 424 of the Code.

     "Participant" means an individual who has been selected by the Board to receive an Award under the Plan.

     "Performance Cycle" means the period of time selected by the Board during which performance is measured for the purpose of determining the extent to which an Award of Performance Shares has been earned. More than one Performance Cycle may be in progress at any one time and the duration of Performance Cycles may differ.

     "Performance Share" means a Share awarded to a Participant under Section 8 of the Plan that entitles the Participant to acquire Shares upon the attainment of specified performance goals.

     "Plan" means the 1999 Stock Plan set forth in this document and as hereafter amended from time to time in accordance with Section 13.

     "Restricted Period" means the period of time contained in the Plan or otherwise selected by the Board during which Shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

     "Restricted Stock" means Shares awarded to a Participant under Section 9 of the Plan pursuant to an Award that entitles the Participant to acquire Shares for a purchase price (which may be zero), subject to such conditions, including a Company right during a specified period or periods to repurchase the Shares at their original purchase price (or to require forfeiture of the Shares if the purchase price was zero) upon the Participant's termination of employment.

     "SAR" or "Stock Appreciation Right" means an Award that is designated as an SAR pursuant to Section 7 of the Plan, granted alone or in connection with a related Award, entitling a Participant to receive an amount in cash or Shares or a combination thereof having a value equal to (or if the Board shall so determine at time of grant, less than) the excess of the Fair Market Value of a Share on the date of exercise over the Fair Market Value of a Share on the Grant Date (or over the Option exercise price, if the Stock Appreciation Right was granted in tandem with an Option) multiplied by the number of Shares with respect to which the Stock Appreciation Right is exercised.

     "Shares" means shares of the Company's Common Stock, par value $.01 per share.

     "Stock Unit" means an Award of a Share or a unit valued in whole or in part by reference to, or otherwise based on, the value of a Share, granted to a Participant under Section 10 of the Plan.

     "Stock Exchange" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq markets, the Bulletin Board and any other stock exchange or organized market upon which the securities of the Company have been listed with the consent of the Company.

     "Subsidiary"  means a "subsidiary  corporation"  as that term is defined in
Section 424 of the Code.

Section 3. Administration of the Plan

     3.1 The Board. The Plan shall be administered by the Board. The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to the Committee, in which event all references in the Plan to the Board (except references in Section 13.1) shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist solely of two or more Non-Employee Directors, provided that the failure to meet such condition shall not invalidate any actions of the Committee.

     3.2 Authority of the Board. The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the operation of the Plan as it shall consider advisable from time to time, to interpret the provisions of the Plan and any Award and to decide all disputes arising in connection with the Plan. The Board's decisions and interpretations shall be final and binding.

Section 4. Eligibility of Participants

     The persons eligible to receive Awards under the Plan shall be all executive officers of the Company, its Parent (if any), and any Subsidiaries, and other employees, consultants and advisers who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company, its Parent (if any), and any Subsidiaries. Directors who are employees of the Company, its Parent (if any), and any Subsidiaries shall be eligible to receive Awards under the Plan. Consultants to the Company and non-employee Directors shall be eligible to receive Awards other than ISO grants.

Section 5. Stock Available for Awards

     5.1 Number of Shares. Awards may be made under the Plan for up to 2,000,000 Shares outstanding from time to time, of which up to 2,000,000 Shares may be ISOs. Shares issued under the Plan may consist in whole or in part of authorized but unissued Shares or treasury Shares.

     5.2 Lapsed, Forfeited or Expired Awards. If any Award in respect of Shares expires or is terminated before exercise or is forfeited for any reason, the Shares subject to such Award, to the extent of such expiration, termination or forfeiture, shall again be available for award under the Plan.

Section 6. Stock Options

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, the Board may award Options and determine the number of shares to be covered by each Option, the exercise price therefor, the term of the Option, and any other conditions and limitations applicable to the exercise of the Option. The Board may grant ISOs, NQOs or a combination thereof.

     6.2 Exercise Price. Subject to the provisions of this Section 6, the exercise price for each Option shall be determined by the Board in its sole discretion.

     6.3 Restrictions on Option Transferability and Exercisability. No Option shall be transferable by the Participant other than by will or the laws of descent and distribution, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that the Board may provide that an Option is transferable by the Participant and exercisable by persons other than the Participant upon such terms and conditions as the Board shall determine.

     6.4 Certain Additional Provisions for Incentive Stock Options.

          6.4.1 Exercise Price. In the case of an ISO, the exercise price shall be not less than one hundred percent (100%) of the Fair Market Value on the Grant Date of the Shares subject to the Option; provided, however, that if on the Grant Date the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent (if any) or any Subsidiaries, the exercise price shall be not less than one hundred and ten percent (110%) of the Fair Market Value on the Grant Date of the Shares subject to the Option.

          6.4.2 Exercisability. Subject to Section 12.3 and Section 12.4, the aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company, its Parent (if any) and any Subsidiaries) shall not exceed $100,000.

          6.4.3 Eligibility. ISOs may be granted only to persons who are employees, including directors, of the Company, its Parent (if any) or any Subsidiaries on the Grant Date.

          6.4.4 Expiration. No ISO may be exercised after the expiration of one day less than ten (10) years from the Grant Date; provided, however, that if the Option is granted to a Participant who, together with persons whose stock ownership is attributed to the Participant pursuant to Section 424(d) of the Code, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Parent (if any) or any Subsidiaries, the ISO may not be exercised after the expiration of one day less than five (5) years from the Grant Date.

          6.4.5 Compliance with Section 422 of the Code. The terms and conditions of ISOs shall be subject to and comply with Section 422 of the Code or any successor provision.

          6.4.6 Notice to Company of Disqualifying Disposition. Each Participant who receives an ISO agrees to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Shares received pursuant to the exercise of an ISO. The term "Disqualifying Disposition" means any disposition (including any sale) of Shares before the later of (a) two years after the Participant was granted the ISO under which the Participant acquired such Shares, or (b) one year after the Participant acquired the Shares by exercising the ISO.

          6.4.7 Substitute Options. Notwithstanding the provisions of Section 6.4.1, in the event that the Company, its Parent (if any) or any Subsidiary consummates a transaction described in Section 424(a) of the Code (relating to the acquisition of property or stock from an unrelated corporation), individuals who become employees or consultants of the Company, its Parent (if any) or any Subsidiary on account of such transaction may be granted ISOs in substitution for options granted by their former employer. The Board, in its sole discretion and consistent with Section 4294(a) of the Code, shall determine the exercise price of such substitute Options.

     6.5 NQO Presumption. Options granted pursuant to the Plan shall be presumed to be NQOs unless expressly designated ISOs in the Award Agreements or in the minutes of the Board granting the Options.

Section 7. Grant of Stock Appreciation Rights

     Subject to the terms and provisions of the Plan, the Board may award SARs in tandem with another Award (at or after the Grant Date of the other Award), or alone and unrelated to another Award, and may determine the terms and conditions applicable thereto, including the form of payment.

Section 8. Performance Shares

     8.1 Grant of Performance Shares. The Board may award Performance Shares to Participants and determine the performance goals applicable to each such Award, the number of Shares for each Performance Cycle, the duration of each Performance Cycle and all other limitations and conditions applicable to the awarded Performance Shares. The payment value of each Performance Share shall be equal to the Fair Market Value of one Share on the date the Performance Share is earned or, in the discretion of the Board, on the date the Board determines that the Performance Share has been earned.

     8.2 Adjustment of Performance Goals. Except as provided in an Award, during any Performance Cycle, the Board may adjust the performance goals for the Performance Cycle as it deems equitable in recognition of unusual or non-recurring events affecting the Company or its Shares, changes in applicable tax laws or accounting principles, or such other factors as the Board shall determine.

     8.3 Written Certification. As soon as practical after the end of a Performance Cycle, the Board shall certify in writing the extent to which the performance goals applicable to each Participant for the Performance Cycle were achieved or exceeded and the number of Performance Shares which have been earned on the basis of performance in relation to the established performance goals.

Section 9. Restricted Stock

     9.1 Grant of Restricted Stock. The Board may award Shares of Restricted Stock and determine the purchase price, if any, therefor, the duration of the Restricted Period, the conditions under which the Shares may be forfeited to or repurchased by the Company and any other terms and conditions of the Awards. The Board may modify or waive any restrictions, terms and conditions with respect to any Restricted Stock. Shares of Restricted Stock may be issued for whatever consideration is determined by the Board, subject to applicable law.

     9.2 Transferability. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the Restricted Period.

     9.3 Evidence of Award. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company. At the expiration of the Restricted Period, the Company shall deliver the certificates and stock power to the Participant.

     9.4 Shareholder Rights. A Participant shall have all the rights of a shareholder with respect to Restricted Stock awarded, including voting and dividend rights, unless otherwise provided in the Award Agreement.

Section 10. Stock Units

     10.1 Grant of Stock Units. Subject to the terms and provisions of the Plan, the Board may award Stock Units subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment rules as the Board shall determine.

     10.2 Consideration. Shares awarded in connection with a Stock Unit may be issued for whatever consideration is determined by the Board, subject to applicable law.

Section 11. Grant of Other Awards

     The Board shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related Awards not described above which the Board determines to be consistent with the purposes of the Plan and the interests of the Company, which Awards may provide for cash payments based in whole or in part on the value or future value of Shares, for the acquisition or future acquisition of Shares, or any combination thereof. Other Awards may also include cash payments (including the cash payment of dividend equivalents) under the Plan which maybe based on one or more criteria determined by the Board that are unrelated to the value of the Shares and that maybe granted in tandem with, or independent of, other Awards under the Plan.

Section 12. General Provisions Applicable to Awards

     12.1 Legal and Regulatory Matters. The delivery of Shares shall be subject to compliance with (i) applicable federal and state laws and regulations, (ii) if the outstanding Shares are listed at the time on any Stock Exchange, the listing requirements of such exchange, and (iii) the Company's counsel's approval of all other legal matters in connection with the issuance and delivery of the Shares. If the sale of the Shares has not been registered under the Securities Act, the Company may require, as a condition to delivery of the Shares, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing the Shares bear an appropriate legend restricting transfer.

     12.2 Written Award Agreement. The terms and provisions of an Award shall be set forth in an Award Agreement approved by the Board and delivered or made available to the Participant as soon as practicable following the Grant Date. Where the Award is an Option Award, the Award Agreement shall specify whether the Option is intended to be an ISO or a NQO.

     12.3 Determination of Restrictions on the Award. The vesting, exercisability, payment and other restrictions applicable to an Award (which may include, without limitation, restrictions on transferability or provision for mandatory resale to the Company) shall be determined by the Board and set forth in the applicable Award Agreement. Notwithstanding the foregoing, the Board may accelerate (i) the vesting or payment of any Award (including an ISO), (ii) the lapse of restrictions on any Award (including an Award of Restricted Stock) and
(iii) the date on which any Option or SAR first becomes exercisable.

          12.3.1 Restrictions on Sale. Unless otherwise provided in Section 6.4.6, in the Award Agreement, or approved by the Board, Option Shares may be sold by the Participant in amounts equal to not more than twenty-five percent (25%) of all Option Shares awarded to the Participant (whether or not exercised) in the year in which the Options are exercised and twenty-five percent (25%) in each subsequent year, except that any Shares which the Participant is entitled to exercise, but does not do so in any year, shall be cumulated and may be exercised thereafter in addition to shares which become first exercisable in such subsequent year.

     Notwithstanding the foregoing, Option Shares may only be sold in compliance with applicable federal and state laws.

     12.4 Mergers, etc. Notwithstanding any other provision of the Plan, in the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding shares by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all the Company's assets, then, if the Board so determines, all outstanding Awards shall terminate, provided that at least twenty (20) days prior to the effective date of any such merger, consolidation or sale of assets, the Board shall either (i) make all outstanding Awards exercisable immediately prior to the consummation of such merger, consolidation or sale of assets or (ii) if there is a surviving or acquiring corporation, arrange, subject to consummation of the merger, consolidation or sale of assets, to have that corporation or an affiliate of that corporation grant to Participants replacement Awards, which Awards in the case of ISOs shall satisfy, in the discretion of the Board, the requirements of section 424(a) of the Code.

     12.5 Termination of Employment. For purposes of the Plan, the following events shall not be deemed a termination of employment of a Participant: (i) a transfer to the employment of the Company from its Parent (if any) or from a Subsidiary, or from the Company to its Parent (if any) or to a Subsidiary, or from one Subsidiary to another, or from the Company's Parent (if any) to a Subsidiary, or from a Subsidiary to the Company's Parent (if any); or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Participant's right to employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Board otherwise so provides in writing. For purposes of the Plan, employees of a Subsidiary or Parent (if any) shall be deemed to, have terminated their employment on the date on which such Subsidiary or Parent ceases to be a Subsidiary or Parent of the Company, as the case may be.

     12.6 Date of and Effect of Termination of Employment. The date of a Participant's termination of employment for any reason shall be determined in the sole discretion of the Board. The Board shall have full authority to determine and specify in the applicable Award Agreement the effect, if any, that a Participant's termination of employment for any reason will have on the vesting, exercisability, payment or lapse of restrictions applicable to an outstanding Award.

          12.6.1 Exercise of Awards After Termination of Employment. Unless terminated earlier by reason of expiration of the term of the Awards, the right to exercise Awards will terminate when the Participant ceases to be an employee, consultant under written contract or director of the Company for reasons other than death, disability or retirement.

          If a Participant suffers an injury or illness while an employee, director or consultant to the Company, its Parent (if any) or its subsidiaries, that renders such person unable to serve in such capacity, in the sole discretion of the Board, then the Awards may be exercised in full by such person, or such person's guardian, at any time thereafter [but no later than the earlier of six (6) months after the date of such injury or illness or the date of expiration of the term of the Awards].

          If a Participant retires after age sixty (60) with at least five (5) years of service, a pro rata number of Shares of Restricted Stock (less Shares previously vested) will vest immediately, calculated by using a five
     (5) year vesting schedule and such vested Awards


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


     may be exercised at any time thereafter (but in no event later than the earlier of the six (6) months after the date of retirement or the date of expiration of the term of such Awards).

          If a Participant dies while an employee, director or consultant of the Company, any Parent or subsidiary, such Awards may be exercised in full by the personal representatives of the estate at any time [but in no event later than the earlier of six (6) months after the date of death, or the date of expiration of the term of the Awards].

          If a Participant is a consultant of the Company, any Parent or subsidiary, such Awards may be exercised in full by such consultant after the completion of the Consultant's engagement by the Company, but no later than the earlier of six (6) months after the date of such competition or the date of expiration of the term of the Awards, and the shares so acquired may be sold without the time restriction referenced in Section 12.3.1.

     12.7 Grant of Awards. Each Award may be made alone, in addition to or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     12.8 Settlement of Awards. No Shares shall be delivered pursuant to any exercise of an Award until payment in full of the price therefor, if any, is received by the Company. Such payment may be made in whole or in part in cash or by certified or bank check or, to the extent permitted by the Board at or after the Grant Date, by delivery of a note or Shares, including Restricted Stock, valued at their Fair Market Value on the date of delivery, or such other lawful consideration as the Board shall determine. The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise, but only under such procedures as the Board may adopt to assure payment to the Company.

     12.9 Withholding Requirements and Arrangements. The Participant shall pay to the Company or make provision satisfactory to the Board for payment of any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, such tax obligations may be paid in whole or in part in Shares, including Shares retained from the Award creating the tax obligation, valued at their Fair Market Value on the date of delivery. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     12.10 No Effect on Employment. The Plan shall not give rise to any right on the part of any Participant to continue in the employ of the Company, its Parent (if any) or any Subsidiary. The loss of existing or potential profit in Awards granted under the Plan shall not constitute an element of damages in the event of termination of the relationship of a Participant even if the termination is in violation of an obligation of the Company to the Participant by contract or otherwise.

     12.11 No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until he or she becomes the holder thereof.

     12.12 Adjustments. Upon the happening of any of the following described events, a Participant's rights with respect to Awards granted hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the Award Agreement.

          12.12.1 Stock Splits and Recapitalizations. In the event the Company issues any of its Shares as a stock dividend upon or with respect to the Shares, or in the event Shares shall be



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


     subdivided or combined into a greater or smaller number of Shares, or if, upon a merger or consolidation (except those described in Section 12.4), reorganization, split-up, liquidation, combination, recapitalization or the like of the Company, Shares shall be exchanged for other securities of the Company, securities of another entity, cash or other property, each Participant upon exercising an Award (for the purchase price to be paid under the Award) shall be entitled to purchase such number of Shares, other securities of the Company, securities of such other entity, cash or other property as the Participant would have received if the Participant had been the holder of the Shares with respect to which the Award is exercised at all times between the Grant Date of the Award and the date of its exercise, and appropriate adjustments shall be made in the purchase price per Share.

          12.12.2 Restricted Stock. If any person owning Restricted Stock receives new or additional or different shares or securities ("New Securities") in connection with a corporate transaction described in
     Section 12.12.1 or a stock dividend described in Section 12.12.1 as a result of owning such Restricted Stock, the New Securities shall be subject to all of the conditions and restrictions applicable to the Restricted Stock with respect to which such New Securities were issued.

          12.12.3 Board Determination. Notwithstanding any provision to the contrary, no adjustments shall be made pursuant to this Section 12.12.1 with respect to ISOs, unless (i) the Board, after consulting with counsel for the Company, determines that such adjustments would not constitute a modification, "extension" or "renewal" of such ISOs as such terms are defined in Section 424 of the Code, (ii) would not cause any adverse tax consequences for the holders of such ISOs or (iii) the holders of such ISOs consent to the adjustment. No adjustments to ISOs shall be made for dividends paid in cash or in property other than securities of the Company.

          12.12.4 Fractional Shares. No fractional Shares shall be issued under the Plan. Any fractional Shares which, but for this Section, would have been issued shall be deemed to have been issued and immediately sold to the Company for their Fair Market Value, and the Participant shall receive from the Company cash in lieu of such fractional Shares.

          12.12.5 Recapitalization. The Board may adjust the number of Shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property, or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

          12.12.6 Further Adjustment. Upon the happening of any of the events described in Sections 12.12.1 or 12.12.5, the class and aggregate number of Shares set forth in Sections 5.1 and 5.3 hereof that are subject to Awards which previously have been or subsequently may be granted under the Plan shall be appropriately adjusted to reflect the events described in such Sections. The Board shall determine the specific adjustments to be made under this Section 12.12.6.

Section 13. Amendment and Termination

     13.1 Amendment, Suspension, Termination of the Plan. The Board may modify, amend, suspend or terminate the Plan in whole or in part at any time; provided, however, that no modification, amendment, suspension or termination of the Plan shall be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement; provided, further, that such modification, amendment, suspension or termination shall not, without a Participant's consent, affect adversely the rights of such Participant with respect to any Award previously made.

     13.2 Amendment, Suspension, Termination Of an Award. The Board may modify, amend or terminate any outstanding Award, including, without limitation, substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an ISO to a NQO; provided, however, that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

Section 14. Legal Construction

     14.1 Captions. The captions provided herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan or serve as a basis for interpretation or construction of the Plan.

     14.2 Severability. In the event any provision of the Plan is held invalid or illegal for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

     14.3 Governing Law. The Plan and all rights under the Plan shall be construed in accordance with and governed by the internal laws of the State of Nevada.



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